March 8, 2018

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Life Separate Account II
File No. 811-04030, CIK 0000746551
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2017 annual report for the underlying management investment company listed in the table below. This filing constitutes the filing of the report as required by Rule 30b2-1 under the Act.

The 2017 annual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
MML Series Investment Fund II	0001317146

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis

Vice President & Senior Counsel

Massachusetts Mutual Life Insurance Company